                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 30, 2004

                                  FBO AIR, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                              333-56046 87-0617649
         (Commission File Number) (I.R.S. Employer Identification No.)

  9078 East Charter Oak, Scottsdale, AZ                          85260
(Address of Principal Executive Offices)                       (Zip Code)

                                              (480) 634-6565
                            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-d(b))

     Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

     As a result on August 20, 2004 of the merger (the "Merger") of FBO Air, Inc., an Arizona corporation ("FBO"), with and into FBO Air, Inc., an Nevada corporation (the "Company"), as previously reported in the Company's Current Report on Form 8-K filed on August 27, 2004 (the "Current Report"), the Company assumed FBO's obligations under a Business Development Consulting Agreement dated as of January 2, 2004 (the "Consulting Agreement") by and between Jeffrey
M. Trenk (the "Consultant") and FBO. On September 30, 2004, even though each of the agreements was binding on the Company as a result of the Merger, the Board of Directors of the Company ratified the execution and delivery of the Consulting Agreement and the Employment Agreement also dated as of January 2, 2004 by and between Ronald J. Ricciardi, the Company's President and Chief Executive Officer, the material terms of which Employment Agreement were previously reported in the Current Report. The services of the Consultant pursuant to the Consulting Agreement shall center on the merger and acquisition activities of the Company, but may also include marketing activities for the
Company, recruitment of key personnel and services related to overall implementation of the Company's business model. The Consulting Agreement provides for (a) a three-year term, which will not become effective until the first fixed base operation acquisition by the Company; (b) an initial consulting fee of $125,000 for the first-twelve months, increasing to $150,000 per annum in the second twelve-month period; and $200,000 in the third twelve-month period; and (3) an option each year to purchase 50,000 shares of the Company's Common Stock, $.001 par value. Copies of the Employment Agreement and the Consulting Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Report and incorporated herein by this reference.


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

     (a) (i) On September 30, 2004, the Board of Directors of the Company unanimously terminated the engagement of Ham, Langston & Brezina, L.L.P. as the Independent Registered Public Accounting Firm for the Company because such firm had served as independent auditors for the Company when the Company was named Shadows Bend Development, Inc. and had a different management and the new directors believed that a different firm should represent the Company now that it had new management (as previously reported) even though there was no disagreement or dissatisfaction with that auditing firm.

     (ii) The audit reports of Ham, Langston & Brezina, L.L.P. on the financial statements of the Company as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, nor was either report of Ham, Langston & Brezina, L.L.P. qualified or modified as to audit scope or accounting principles. Both reports did state that the financial statements had been prepared assuming that the Company would continue as a going concern and that, as discussed in Note 2 to financial statements, the Company had suffered recurring losses, negative cash flows from operations and had a net capital deficiency at December 31, 2003 (also at December 31, 2002) that raised substantial doubt about the Company's ability to continue as a going concern.

     (iii) As indicated above, the action was approved by four members of the five-person Board of Directors who were the only directors present, including two directors who were subsequently named with the absent director to constitute the Audit Committee.

     (iv) In connection with the audits of the two fiscal years ended December 31, 2003 and during the interim period through September 30, 2004, there were no disagreements with Ham, Langston & Brezina, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ham, Langston & Brezina, L.L.P., would have caused such firm to make reference in connection with its opinion to the subject matter of the disagreement.

     (v) The Company has furnished a copy of this Report, as proposed to be filed, to Ham, Langston & Brezina, L.L.P. and has requested that such firm furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether such firm agrees with the statements made by the Company in this Report and, if not, stating the respects in which it does not agree. The response of Ham, Langston & Brezina, L.L.P. is filed as Exhibit 16 to this Report.

     (b) (i) On September 30, 2004, the Board of Directors of the Company unanimously authorized the retention of Marcum & Kleigman LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2004 ("fiscal 2004") and to review the Company's Form 10-QSB for the quarter ended September 30, 2004.

     (ii) Prior to the engagement of the firm of Marcum & Kleigman LLP, neither the Company nor any one acting on its behalf consulted such Independent Registered Public Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any disagreements with the prior accountants, as to which there were none as reported in this Report.

     (iii) A copy of this Report, as proposed to be filed, was submitted to the newly engaged Independent Registered Public Accounting Firm before its filing with the Commission and such firm was provided with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views or the respects in which it does not agree with the statements made by the Company above. The firm of Marcum & Kleigman LLP has indicated to the Company that no such letter was necessary.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) (1) On September 30, 2004, the Board of Directors of the Company, as permitted by Section 3.1 of the Company's Bylaws, increased the number of directors from two to five and elected William R. Colaianni, Jeffrey B. Mendell and George Reenstra.

     (2) The Company is not aware of any arrangement or understanding between any of the new directors and any other person pursuant to which each such director was selected as a director.

     (3) The Board also authorized the creation of Audit and Compensation Committees. Messrs. Colaianni, Mendell, Reenstra were elected as members of the Audit Committee, with Mr. Colaianni being designated as its Chairman and Messrs. Mendell, Reenstra and Alvin S. Trenk were elected as members of the Compensation Committee, with Mr. Mendell being designated as its Chairman.

     (4) There are no transactions pursuant to Item 404(a) of Regulation S-B to report with respect to any of the new directors.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     Not applicable.

     (b) Pro Forma Financial Information

     Not applicable.

     (d) Exhibits.



Number                         Description of Exhibit

10.1      Employment  Agreement  dated as of January 2, 2004 by and among Ronald
          J.  Ricciardi  and the Company.

10.2 Business Development Agreement dated as of January 2, 2004 by and among Jeffrey M. Trenk and the Company.

16 Letter dated October 4, 2004 from Ham, Langston & Brezina, L.L.P. to the Commission.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FBO AIR, INC.
                                             (Registrant)


Date:  October  5, 2004                      By:  /s/ Ronald J. Ricciardi
                                                      Ronald J. Ricciardi
                                                      President and
                                                      Chief Executive Officer

                                  FBO AIR, INC.
                          Index to Exhibits Filed with
                           Current Report on Form 8-K



Exhibit No.             Description of Exhibit                              Page

10.1      Employment Agreement dated as of January 2, 2004
          by and among Ronald J. Ricciardi and the Company.                 E-2

10.2      Business Development Agreement dated as of January 2, 2004
          by and among Jeffrey M. Trenk and the Company.                    E-10
16        Letter dated October 4, 3004 from Ham, Langston & Brezina,
          L.L.P. to the Commission.                                         E-14

                                                                    Exhibit 10.1

                              EMPLOYMENT AGREEMENT


     AGREEMENT dated January 2, 2004, between FBO Air, Inc. (the "Company"), and Ronald J. Ricciardi (the "Executive").

        1. Employment. The Company employs the Executive and the Executive accepts employment upon the terms and conditions of this Agreement.

        2. Term. The term of this Agreement shall be for three (3) years, beginning upon the effective date of the initial fixed base acquisition by the Company. The three-year term shall automatically renew on the anniversary date each year except that renewal may be subject to the termination clauses in paragraphs 10 - 12 herein.

        3. Duties. The Executive is engaged as the President & Chief Executive Officer of the Company, to oversee the operations of the Company; such specific duties may be defined from time to time by the Board of Directors but shall encompass duties customary to the office of Executive.

        4. Compensation.

          a. Base Salary. As compensation for the services to be rendered by Executive during the period of his employment hereunder, and upon the condition that Executive shall fully and faithfully keep and perform all of the terms and conditions hereof, Company shall pay Executive a salary of $125,000 per annum for the first twelve (12) months; $150,000 per annum for the second twelve (12) months; and $200,000 per annum for the third twelve (12) months and successive twelve (12) month periods thereafter; salary shall be less income tax withholdings and other normal employee deductions and shall be payable in equal monthly installments. The Board of Directors of the Company may increase such salary at any time and from time to time.

          b. Incentive Bonus. In addition to the Base Salary, the Executive shall be eligible for an incentive bonus equal to three percent (3%) of the EBITDA of the Company. The incentive shall be earned by meeting or exceeding the annual Plan for EBITDA, which Plan shall be developed by management and approved by the Board of Directors. When earned, such incentive bonus shall be paid within four (4) weeks of the end of the applicable fiscal year of the Company.

          c. Stock Option. Executive shall be entitled to receive and execute an option to purchase the Company's stock in an amount and upon a structure to be determined annually by the Board of Directors. So long as it may be done lawfully, the manner of acquisition of stock shall be structured as to minimize adverse tax consequences to the Executive.

        This Agreement shall not be deemed abrogated or terminated if the Board of Directors of Company shall determine to increase the compensation of Executive for any period of time.

        5. Conflicting Activities. Executive shall not, during the term of this Agreement, be engaged in any business activity that is directly or indirectly in competition with the primary business activity of the Company without the prior written consent of the Board of Directors of the Company.

        Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to the current or anticipated future business of the Company, in a manner consistent with the best interest of the Company and with his duties under this Agreement. As used herein, the term "business opportunity" shall not include business opportunities involving investment in publicly traded stocks, bonds or other securities, or other investment of a personal nature.

        6. Directorship. The Executive will be nominated to serve as a Director of the Company.

        7. Insurance and Indemnification. The Company will provide the Executive with complete indemnification against any and all claims and/or lawsuits born from the execution of the Executive's duties in the performance of his position, and in furtherance thereof, the Company will provide and pay for director and officer liability insurance.

        8. Additional Benefits.

          8.1 Health and Welfare Insurance Coverage: Company agrees to pay premium expenses on behalf of Executive and family for medical, dental and vision insurance coverage.

          8.2  Automobile Allowance: Monthly $1,000.

          8.3 Vacation: The Executive shall be entitled each year to a vacation of three (3) weeks, during which time his compensation shall be paid in full. Each vacation shall be taken at such time as to minimize its affect on the operations of the Company.

          8.4 Executive Life Insurance: The Company will provide and pay for term life insurance insuring the life of Executive during the term of this agreement in the amount of one million dollars ($1,000,000.00), with one-half (1/2) of the proceeds thereof directed to such beneficiary or beneficiaries as Executive may from time to time appoint and one-half (1/2) the proceeds thereof directed to the Company.

          8.5  Executive  Physical:  Company will arrange and pay for a complete executive physical examination every two years, provided, however, that the results of the physical examination shall be made known to Company as well as to Executive.

          8.6 Working Facilities and Equipment: The Executive shall have a private office, administrative support, and Company shall make available such equipment, computers, furniture and such other facilities and services as are suitable to his position and appropriate for the performance of his duties.

          8.7 Reimbursement of Expenses: The Executive may incur reasonable expenses for promoting the Company's business, including expenses for entertainment, travel, mobile telephone, home-based phone and fax lines, home-based Internet access, use of personal digital assistant and similar items. The Company will reimburse the Executive for all such expenses upon the Executive's periodic presentation of an itemized account of such expenditures. Expenses incurred in providing Executive first class air travel and accommodations shall not be considered unreasonable.

        9. Disclosure of Information. The Executive acknowledges that he may be exposed to confidential information and that this information is a valuable, special, and unique asset of the Company's business. The Executive will not, during or after the term of his employment, disclose such confidential information to any person, firm, corporation, association, or other entity except for the specific purpose of accomplishing the Company's business objectives. In the event of a breach or threatened breach by the Executive of the provisions of this paragraph, the Company shall be entitled to an injunction restraining the Executive from disclosing, in whole or in part, such confidential information, or from rendering any services to any person, firm, corporation, association, or other entity to whom such information, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of damages from the Executive.

        10. Force Majeure and Disability. If Company is unable to conduct its business, or a substantial portion thereof, by virtue of governmental regulation or order, or by strike, war, fire, earthquake, hurricane, or similar acts of god, or other calamity (declared or undeclared), or because of other similar or dissimilar cause beyond control of Company (all of which events are hereinafter sometimes referred to as "Force Majeure"), or in the event Executive suffers a disability which prevents him from performing his services hereunder (herein called a "Disability"), Company shall, in the event the Force Majeure and/or Disability continue for at least eight aggregate weeks during any four-month period, have the right to suspend the operation of this Agreement for the duration of said Force Majeure and/or Disability (except for any benefits payable to Executive under such benefit plans generally available to all executive employees), and Company shall, at its option, have the right to add a period equal to such suspension to the Term hereof.

        11. Termination Without Cause. Without cause, the Company may terminate this Agreement at any time upon ten (10) days written notice to the Executive. In such event, the Executive shall be paid his Base Salary up to the date of termination, and in addition, there shall be paid to the Executive on the date of termination a severance allowance equal to one times then applicable Base Salary (less all amounts required to be withheld and deducted). Further, Company acknowledges that any Incentive Bonus due Executive shall be paid on a pro-rated basis; that any issued but non-vested Options shall be terminated; and that Benefits shall continue for a period of six (6) months from the end of the month of termination. Without cause, the Executive may terminate this Agreement upon sixty (60) days' written notice to the Company. In such event, the Executive shall continue to render his services and shall be paid his regular compensation up to the date of termination, but no severance allowance shall be owed. Also, should Executive terminate, Executive acknowledges that any Incentive Bonus due Executive shall be forfeited; that any issued but non-vested Options shall be terminated; and that Benefits shall continue up to the end of the month of termination.

        12. Termination With Cause. For "cause," as defined below, either party may, at its election, terminate this Agreement immediately. In the event Company terminates "for cause," Company shall pay Executive the compensation and benefits which would otherwise be payable to Executive up to the end of the month in which the termination or disciplinary action occurs. Further, Executive acknowledges that any Bonus due at time of termination shall be forfeited; all non-vested Options shall be forfeited; and that Benefits shall be canceled at the end of the month of termination.

        As used in this Section, termination "for cause" shall be deemed to have occurred if either party has breached this Agreement and the non-breaching party gives notice in writing, delivered to the breaching party and providing ten (10) calendar days, from the date of delivery of the notice, within which the breaching party has the opportunity to cure, if possible, the breach.

        In addition, cause for termination shall exist if Executive engages in any of the following conduct while an employee of the Company: (1) conviction of a felony offense, whether or not such offense was committed in connection with Company's business; (2) theft, embezzlement, false entries on records, misapplication of funds or property, misappropriation of any asset, or any actual or constructive fraud; (3) gross neglect of duty and/or willfully engaging in gross misconduct materially and demonstrably injurious to Company;
(4) at any time during employment at the Company, imparting confidential information, whether proprietary or non-proprietary, to any person other than
(i) an authorized employee of the Company; or (ii) as required by law, or (iii) as part of a privileged communication to an attorney; (5) receiving, during the term of this

Agreement, compensation, income, anything of value, or a future interest in or future entitlement to compensation, income or a thing of value, from any person or entity who or which is engaged in the same or substantially the same business as the Company in the same product, service or geographical market, except stock dividends and/or capital gains from passive investments in financial institutions by Executive made in the ordinary course of business and as part of Executive's investment portfolio. However, cause shall not be deemed to exist merely because of a difference of opinion between Executive and the Company, or any employees, directors or officers of either, as to philosophy of management or other personal beliefs.

        13. Termination upon Sale of Business. Notwithstanding anything to the contrary, the Company may terminate this Agreement upon ten (10) days' notice to the Executive upon any of the following events:

          (a) the sale by the Company of substantially all of its assets to a single purchaser or to a group of associated purchasers; or

          (b) the merger or consolidation of the Company in a transaction in which the shareholders of the Company receive less than fifty percent (50%) of the outstanding voting shares of the new or continuing corporation; or

          (c) the sale, exchange, or other disposition, in one transaction, of at least two-thirds (2/3) of the outstanding shares of the Company.

        In order to protect Executive against the possible consequences of such termination and thereby to induce Executive to continue to serve as an employee of Company, Company agrees that if (a) this Agreement is terminated as stated in this Section; or (b) one of the actions stated in this Section occurs and Executive leaves the employment of Company or the resulting entity for whatever reason (other than termination for cause) within one (1) year after such occurrence:

               (i) Executive shall be considered immediately and fully vested in any issued but non-vested Options

               (ii) Executive shall continue to be covered by all non-cash benefit plans of Company except for the retirement plans or retirement programs in which Executive participates or any successor plans or programs in effect on the date of such acquisition of control, for six (6) months thereafter; provided, however, that if during such time period Executive should enter into the employment of a competitor of Company, his participation in such non-cash benefit plans would cease. In the event Executive is ineligible under the terms of such plans to continue to be so covered, Company shall provide substantially equivalent coverage through other sources.

        Executive's benefits hereunder shall be considered severance pay in consideration of his past service, and pay in consideration of his continued service from the date hereof and his entitlement thereto shall not be governed by any duty to mitigate his damages by seeking further employment nor offset by any compensation which he may receive from future employment.

        14. Competition During and After Term. Executive agrees that during the Term hereof, and for a period of one year after the expiration of the Term, he will not, either separately, jointly, or in association with others, directly or indirectly, as an agent, employee, owner, partner, stockholder, or otherwise, allow his name to be used by, or establish, engage in, or become interested in any business substantially providing services similar to those of the Company in any county in any of the States of the United States in which Company's business is being conducted at the time of termination, as long as Company, or any person, firm, or corporation deriving title to the goodwill of, or shares from it, carries on a like business therein. Notwithstanding the preceding sentence, Executive shall be allowed to engage in or be interested in businesses and activities provided that his interest or involvement therein does not otherwise violate any other term or provision of this Agreement. Company and Executive acknowledge that during the Term of Executive's employment, Executive will acquire special knowledge and/or skill that he can effectively utilize in competition with Company. Furthermore, although not a term or condition of this Agreement, Company and Executive acknowledge that, as of the date hereof, it is reasonably contemplated that Executive's services will be utilized by Company in executive, managerial, and/or supervisory capacities throughout the areas in which Company conducts its business, and in the general operation of Company's business wherever it is being conducted, throughout the world.

        Executive agrees that the remedy at law for any breach by him of the covenants contained herein will be inadequate, and that in the event of a violation of the covenants contained herein, in addition to any and all legal and equitable remedies which may be available, the said covenants may be enforced by an injunction in a suit in equity, without the necessity of proving actual damage, and that a temporary injunction may be granted immediately upon the commencement of any such suit, and without notice. The parties hereto intend that the covenants contained in this Section shall be deemed to be a series of separate covenants, one for each county of each state where Company does business. If, in any judicial proceeding, a court shall refuse to enforce any or all of the separate covenants deemed included in such action, then such unenforceable covenants shall be deemed eliminated from the provisions hereof for the purposes of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced in such proceeding. Furthermore, if in any judicial proceeding a court shall refuse to enforce any covenant by reason of the duration or extent thereof, such covenant shall be construed to have only the maximum duration or extent permitted by law.

        15. Severability. Nothing contained herein shall be construed to require the commission of any act contrary to law. Should there be a conflict between any of the provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this

Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

        16. Attorney's Fees and Costs. In the event of any dispute arising out of the subject matter of the Agreement, the prevailing party shall recover, in addition to any other damages assessed, its attorney's fees and court costs incurred in litigating or otherwise settling or resolving such dispute whether or not an action is brought or prosecuted to judgment. In construing the Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

        17. Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent breach by the Executive. No waiver shall be valid unless in writing and signed by an authorized officer of the Company.

        18. Assignment. The Executive acknowledges that the services to be rendered by him are unique and personal. Accordingly, the Executive may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company.

        19. Entire Agreement. This Agreement contains the entire understanding of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

        20. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona.

        21. Notices. Notices shall be as given to each of the parties hereto at such address or addresses as each party shall provide from time to time in writing to the other. Initially such notices shall be sent,

        If  to  Executive:   Ron  Ricciardi,   9825  North  70th  Street,  #110,
        Scottsdale, AZ 85253.

        If to Company: FBO Air, Inc., c/o Jeff Trenk, 9087 E. Charter Oak, Scottsdale, AZ 85260

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


COMPANY:                                    EXECUTIVE:


FBO Air, Inc.


/s/ Jeffrey M. Trenk                        /s/ Ronald J. Ricciardi
Jeffrey M. Trenk                            Ronald J. Ricciardi

                                                                    Exhibit 10.2

                    BUSINESS DEVELOPMENT CONSULTING AGREEMENT

AGREEMENT, dated as of the 2nd day of January 2004, by and between Jeffrey M. Trenk, an individual, ("Consultant") and FBO Air, Inc., an Arizona corporation with executive offices in Scottsdale, Arizona ("the Company").

                                   WITNESSETH:

WHEREAS, Consultant is familiar with the Company's industry and is willing to provide consulting services to the Company in order to assist the Company in the development of its business; and

WHEREAS, the Company desires to engage Consultant to provide services to it, and Consultant is willing to provide such services on and subject to the terms of this Agreement;

THEREFORE, the parties do hereby agree as follows:

1. The Term of this agreement shall be for a period of three (3) years beginning upon the effective date of the initial fixed base acquisition by the Company.

2. The Company hereby engages Consultant to perform Services, as hereinafter defined during the one-year period commencing on the date of this Agreement.

          (a) The services ("Services") to be performed by Consultant shall center on the merger and acquisition activity of the Company.
               Such Services shall include, but not limited to, the identification of prospects, initial contact with prospect(s) and the pursuit of conversation and/or negotiation leading to the receipt of sufficient due diligence information to formulate a letter of intent issued by the Company. Consultant's Services may also include ongoing negotiation after execution by the prospect(s) of a letter of intent, with the intent to facilitate the closing of a merger/acquisition with such prospect(s). Additionally, Services may include marketing activities for the Company, recruiting of key personnel, and the overall implementation of the Company's business model.

3. Working Facilities and Equipment: The Consultant shall have a private office, administrative support, and Company shall make available such equipment, computers, furniture and such other facilities and services as are suitable to his position and appropriate for the performance of his duties. Consultant shall report to such senior executive officer, as the Company shall specify. Initially, Consultant shall report to the Chief Executive Officer.

4. In consideration of the Services to be rendered by Consultant, the Company shall pay Consultant as compensation for Services, a fee of:

          (a) $125,000 per annum for the first twelve (12) months; $150,000 per annum for the second twelve (12) months; and $200,000 for the third twelve (12) months.

          (b)  An automobile allowance of $1,000 per month.

          (c)  An allowance for health insurance coverage of $1,000 per month.

          (d) For each year of this Agreement, Consultant shall be issued Options to purchase 50,000 shares of common stock of the Company. Such Option shall be structured substantially similar to Options afforded to members of the Company's Board of Directors.

5. Consultant acknowledges that in connection with the Services rendered pursuant to this Agreement. Consultant may have access to confidential and proprietary technical information that belongs to the Company and/or its subsidiaries. Confidential information for purposes of the Paragraph 5 shall mean proprietary information which may be marked confidential and which relates to the Company's proprietary products and business model.

     Consultant agrees to treat as confidential and proprietary, and not use or assist others in using such information other than as required by this Agreement or is necessary for the performance of Services contemplated by this Agreement. Any permitted disclosure, which may be necessary in connection with the performances of services pursuant to this Agreement, shall be made only on a need to know basis to a person who has agreed to be bound by the confidentiality provision of this Paragraph 5.

     The obligation of confidentiality  shall not apply to any information which
     (a) is received by Consultant from another party not under an obligation of confidentiality, (b) becomes public knowledge in the industry other than as a result of a violation of an obligation of confidentiality, or (c) is required to be disclosed pursuant to law or legal process, provided, such disclosed pursuant to law or legal process, provided, such disclosure, promptly notify the Company in order to enable the Company to seek a protective order, and Consultant shall not make any disclosure until and unless ordered to do so by the court, in which event Consultant shall disclose only the material which is required to be disclosed under the court order. In the event that Consultant breaches its obligation of confidentiality pursuant to this paragraph 5, Consultant consents to comply with these provisions.

     This Paragraph 5 shall not affect or limit, and the injunctive relief provided in this Paragraph 5 shall be in addition to, any other remedies available to the Company or any of its subsidiaries, whether wholly or partially owned by the Company at law or in equity.

6. In all matters relating to this Agreement, the Company and Consultant shall act as independent contractors, neither shall be the employee of the other and each shall assume any and all liability for its own acts. Neither the Company nor Consultant shall have any authority to assume or create obligations, express or implied, on behalf of the other party or any subsidiary or affiliate of the other party, and neither party shall have any authority to represent any other party as its agent, employee, partner, or in any other capacity.

7. This Agreement constitutes the entire agreement and understanding of the parties, superseding any and all prior written or contemporaneous oral agreement, understandings and letters of intent, and may not be modified or amended nor any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or the party to be charged in the case of a waiver. No course of conduct or dealing and no trade custom or usage shall be construed to modify or amend any of the provisions of this Agreement. The failure of any of the parties to this Agreement to enforce any provision of this Agreement on any occasion shall not be deemed to be a waiver of any preceding or succeeding breach of such provision or of any other provision.

8. Notice under any provision of this Agreement shall be given in writing and by hand, overnight carrier or messenger service, against signed receipt or acknowledgment or receipt, registered or certified mail, return receipt requested, or telecopier or similar means of communications if confirmed by mail as provided in this Paragraph 8, the parties at their respective addresses set forth at the beginning of this Agreement or by telecopier to the Company at 480-634-6566 or the Consultant at 480-634-6566. Notices to the company shall be sent to the attention of the person executing this Agreement on behalf of such party. Either party may, by like notice, change the person, address or telecopier number to which notice should be sent.

9. This Agreement and the respective rights, duties and obligations of the parties pursuant to this Agreement, shall be governed and construed in accordance with the laws of the State of Arizona applicable to agreements executed and to be performed wholly within such state without regard to the principles of conflict of law. Each party hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in Scottsdale, AZ, (ii) irrevocably submits to and accepts, with respect to its properties and assets, generally and unconditionally, in the personal jurisdiction of the aforesaid courts and waives the defense of an inconvenient forum to the maintenance of such action or proceeding, and
     (iii) agrees that service in any such action may be made either by mailing or delivering a copy of such process to such party in the manner set forth in Paragraph 8 of this Agreement, other than by facsimile transmission, or by any other manner permitted by law.

10. This Agreement shall bind and inure to the benefit of the parties, and their respective executors, administrators, successors and assigns.

11. If any provision of this Agreement is found to be void or unenforceable by court of competent jurisdiction, the remaining provisions of this Agreement, shall, nevertheless, be binding, upon the parties with the same force and effect as though the unenforceable part has been severed and deleted.

12. Each of the parties to this agreement shall execute and deliver to the other party, without charge to the other party, any further instruments and documents and take such other action as may be requested by the other party in order to provide for the other party the benefits of this Agreement.

13. All references to the masculine, feminine, and neuter genders shall include the other genders, the singular shall include the plural, and the plural shall include the singular.

14. This Agreement may be executed in one or more counterparts, all of which shall be deemed to be duplicate originals.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.



On behalf of Company                                 On behalf of Consultant


/s/  Ronald J. Ricciardi                             /s/ Jeffrey M. Trenk
Ronald J. Ricciardi                                  Jeffrey M. Trenk

Its: Chief Executive Officer

HAM,
  LANGSTON &
   BREZINA, L.L.P.
Certified Public Accountants
________________________________________________________________________________



                                                                    EXHIBIT 16.1


October 4, 2004



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated September 30, 2004 of FBO Air, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in paragraphs (a)(ii), (a)(iv) and
(a)(v). We have no basis to agree or disagree with other statements of the registrant contained therein.

Sincerely,

/s/ Ham, Langston & Brezina, L.L.P.